Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of DHT Holdings, Inc. (the “registrant”), for the year ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “report”), each of the undersigned officers of the registrant hereby certifies, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(a)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 20, 2024

	by	/s/ Svein Moxnes Harfjeld
		Name:	Svein Moxnes Harfjeld
		Title:	President & Chief Executive Officer (Principal Executive Officer)

	by	/s/ Laila C. Halvorsen
		Name:	Laila C. Halvorsen
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)